                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 20, 2004

                          MORGAN STANLEY CAPITAL I INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                   333-104283                 13-3291626
(State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
        Incorporation)                                    Identification Number)

                                  1585 Broadway
                                    2nd Floor
                            New York, New York 10036
                          (principal executive offices)
        Registrant's telephone number, including area code (212) 761-4000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 14e-4(c) under the
    Exchange Act (17 CFR 240.14e-4(c))

Section 8         Other Events

Item 8.01         Other Events

Filing of Computational Materials

                  In connection with the offering of the Commercial Mortgage
Pass-Through Certificates, Series 2004-TOP15, MORGAN STANLEY & CO. INC., as the
Underwriter of the Underwritten Certificates, has prepared certain materials for distribution to its potential investors. Although the Company provided Morgan
Stanley & Co. Inc. with certain information regarding the characteristics of the
Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

                  For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any
Class or Classes of Certificates, any of the following: yield; average life;
duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The
Computational Materials are attached hereto as Exhibit 99.1 hereto.

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* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus and the prospectus supplement, of
Morgan Stanley Capital I Inc., relating to its Morgan Stanley Capital I Trust
2004-TOP15, Commercial Mortgage Pass-Through Certificates, Series 2004-TOP 15.

Section 9   Financial Statements and Exhibits

Item 9.01.    Financial Statements and Exhibits

              (a) Financial Statements of Business Acquired
                  Not applicable.

              (b) Pro Forma Financial Information
                  Not applicable.

              (c) Exhibits:

Exhibit No.          Description
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99.1                 Computational Materials

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  July 20, 2004

MORGAN STANLEY CAPITAL I INC.

By:      /s/ Andrew Berman
    -----------------------------
     Name:  Andrew Berman
     Title: Executive Director

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